CLASS A CUSIP 55262T AN3
Exhibit 20.7
CLASS B CUSIP 55262T AP8


FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

SERIES 1995-C

MBNA AMERICA BANK, NATIONAL ASSOCIATION


MBNA MASTER CREDIT CARD TRUST II
____________________________________________

MONTHLY PERIOD ENDING OCTOBER 31, 1997
____________________________________________


The information which is required to be prepared with respect to the Distribution Date of November 17, 1997, and with respect to the performance of the trust during the month of October, 1997 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Monthly
    Distribution (Stated on the Basis of
    $1,000 Original Certificate Principal Amount).


    1.  The amount of distribution in respect
        of Class A Monthly Principal
$0.000000
                                                          --
---------------

    2.  The amount of distribution in respect
        of Class B Monthly Principal
$0.000000
                                                          --
---------------

    3.  The amount of distribution in respect
        of Collateral Monthly Principal
$0.000000
                                                          --
---------------

    4.  The amount of distribution in respect
        of Class A Monthly Interest
$5.375000
                                                          --
---------------

    5.  The amount of distribution in respect
        of Class A Deficiency Amounts
$0.000000
                                                          --
---------------

    6.  The amount of distribution in respect
        of Class A Additional Interest
$0.000000
                                                          --
---------------




    7.  The amount of distribution in respect
        of Class B Monthly Interest
$5.541250
                                                          --
---------------

    8.  The amount of distribution in respect
        of Class B Deficiency Amounts
$0.000000
                                                          --
---------------

    9.  The amount of distribution in respect
        of Class B Additional Interest
$0.000000
                                                          --
---------------

    10. The amount of distribution in respect
        of Collateral Monthly Interest
$5.816250
                                                          --
---------------

    11. The amount of distribution in respect
        of any accrued and unpaid Collateral
        Monthly Interest
$0.000000
                                                          --
---------------


B.  Information Regarding the Performance of the Trust

    1.  Collection of Principal Receivables

        (a)  The aggregate amount of Collections
             of Principal Receivables processed
             during the related Monthly Period
             which were allocated in respect of
             the Class A Certificates
$61,437,765.32
                                                          --
---------------

        (b)  The aggregate amount of Collections
             of Principal Receivables processed
             during the related Monthly Period
             which were allocated in respect of
             the Class B Certificates
$3,177,815.94
                                                          --
---------------

        (c)  The aggregate amount of Collections
             of Principal Receivables processed
             during the related Monthly Period
             which were allocated in respect of
             the Collateral Interest
$6,002,538.96
                                                          --
---------------

    2.  Principal Receivables in the Trust

        (a)  The aggregate amount of Principal
             Receivables in the Trust as of the
             end of the day on the last day of
             the related Monthly Period
$31,941,631,051.83
                                                          --
---------------



        (b)  The amount of Principal Receivables
             in the Trust represented by the
             Investor Interest of Series 1995-C
             as of the end of the day on the last
             day of the related Monthly Period
$575,000,000.00
                                                          --
---------------

        (c)  The amount of Principal Receivables
             in the Trust represented by the
             Adjusted Investor Interest of Series
             1995-C as of the end of the day on the
             last day of the related Monthly Period
$575,000,000.00
                                                          --
---------------

        (d)  The amount of Principal Receivables
             in the Trust represented by the
             Class A Investor Interest as of
             the end of the day on the last day of
             the related Monthly Period
$500,250,000.00
                                                          --
---------------

        (e)  The amount of Principal Receivables
             in the Trust represented by the
             Class A Adjusted Investor Interest
             as of the end of the day on the last
             day of the related Monthly Period
$500,250,000.00
                                                          --
---------------

        (f)  The amount of Principal Receivables
             in the Trust represented by the
             Class B Investor Interest as of
             the end of the day on the last day
             of the related Monthly Period
$25,875,000.00
                                                          --
---------------

        (g)  The amount of Principal Receivables in
             the Trust represented by the Collateral
             Interest as of the end of the day on the
             last day of the related Monthly period
$48,875,000.00
                                                          --
---------------

        (h)  The Floating Investor Percentage with
             respect to the period:

             October 1, 1997   1.88%
             October 2, 1997 through October 31, 1997  1.81%

        (i)  The Class A Floating Allocation
             with respect to the related Monthly
             Period
0.870000

----------

        (j)  The Class B Floating Allocation
             with respect to the related Monthly
0.045000

----------



        (k)  The Collateral Floating Allocation
             with respect to the related Monthly
             Period
0.085000

----------

        (l)  The Fixed Investor Percentage with
             respect to the related Monthly Period
N/A

----------

        (m)  The Class A Fixed Allocation with
             respect to the related Monthly Period
N/A

----------

        (n)  The Class B Fixed Allocation with
             respect to the related Monthly Period
N/A

----------

        (o)  The Collateral Fixed Allocation with
             respect to the related Monthly Period
N/A

----------


    3.  Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                              Percentage
Aggregate
                                               of Total
Account
                                             Receivables
Balance


        (a)  35 - 64 days:                      1.86%
603,252,746.01
                                               -------   ---
--------------
        (b)  65 - 94 days:                      0.92%
297,518,804.43
                                               -------   ---
--------------
        (c)  95 - 124 days:                     0.67%
216,576,169.73
                                               -------   ---
--------------
        (d)  125 -  154 days:                   0.52%
168,767,793.35
                                               -------   ---
--------------
        (e)  155 or more days:                  0.79%
259,794,498.34
                                               -------   ---
--------------
                                      Total     4.76%
1,545,910,011.86
                                               -------   ---
--------------

    4.  Investor Default Amount


        (a)  The Aggregate Investor Default Amount
             for the related Monthly Period
$2,208,164.64
                                                          --
---------------
        (b)  The Class A Investor Default Amount
             for the related Monthly Period
$1,921,103.28
                                                          --
---------------



        (c)  The Class B Investor Default Amount
             for the related Monthly Period
$99,367.41
                                                          --
---------------

        (d)  The Collateral Default Amount for
             the related Monthly Period
$187,693.95
                                                          --
---------------

    5.  Investor Charge Offs

        (a)  The aggregate amount of Class A
             Investor Charge Offs for the related
             Monthly Period                              $
0.00
                                                          --
---------------

        (b)  The aggregate amount of Class A
             Investor Charge Offs set forth in
             5 (a) above per $1,000 of original
             certificate principal amount                $
0.00
                                                          --
---------------

        (c)  The aggregate amount of Class B
             Investor Charge Offs for the related
             Monthly Period                              $
0.00
                                                          --
---------------

        (d)  The aggregate amount of Class B
             Investor Charge Offs set forth in
             5 (c) above per $1,000 of original
             certificate principal amount                $
0.00
                                                          --
---------------

        (e)  The aggregate amount of Collateral
             Charge Offs for the related Monthly
             Period                                      $
0.00
                                                          --
---------------

        (f)  The aggregate amount of Collateral
             Charge Offs set forth in 5 (e) above
             per $1,000 of original certificate
             principal amount                            $
0.00
                                                          --
---------------

        (g)  The aggregate amount of Class A
             Investor Charge Offs reimbursed on
             the Transfer Date immediately pre-
             ceding this Distribution Date               $
0.00
                                                          --
---------------

        (h)  The aggregate amount of Class A
             Investor Charge Offs set forth in 5 (g)
             above per $1,000 original certificate
             principal amount reimbursed on the
             Transfer Date immediately preceding
             this Distribution Date                      $
0.00
                                                          --
---------------



        (i)  The aggregate amount of Class B
             Investor Charge Offs reimbursed on
             the Transfer Date immediately pre-
             ceding this Distribution Date               $
0.00
                                                          --
---------------

        (j)  The aggregate amount of Class B
             Investor Charge Offs set forth in
             5 (i) above per $1,000 original
             certificate principal amount
             reimbursed on the Transfer Date
             immediately preceding this Distri-
             bution Date                                 $
0.00
                                                          --
---------------

        (k)  The aggregate amount of Collateral
             Charge Offs reimbursed on the Transfer
             Date immediately preceding this
             Distribution Date                           $
0.00
                                                          --
---------------

        (l)  The aggregate amount of Collateral
             Charge Offs set forth in 5 (k) above
             per $1,000 original certificate
             principal amount reimbursed on the
             Transfer Date immediately preceding
             this Distribution Date                      $
0.00
                                                          --
---------------

    6.  Investor Servicing Fee

        (a)  The amount of the Class A Servicing
             Fee payable by the Trust to the
             Servicer for the related Monthly
             Period
$521,093.75
                                                          --
---------------

        (b)  The amount of the Class B Servicing
             Fee payable by the Trust to the
             Servicer for the related Monthly
             Period
$26,953.13
                                                          --
---------------

        (c)  The amount of the Collateral Servicing
             Fee payable by the Trust to the
             Servicer for the related Monthly
             Period
$50,911.45
                                                          --
---------------

    7.  Reallocations

        (a)  The amount of Reallocated Collateral
             Principal Collections with respect to
             this Distribution Date                      $
0.00
                                                          --
---------------



        (b)  The amount of Reallocated Class B
             Principal Collections with respect to
             this Distribution Date                      $
0.00
                                                          --
---------------

        (c)  The Collateral Interest as of the
             close of business on this Distribution
             Date
$48,875,000.00
                                                          --
---------------

        (d)  The Class B Investor Interest as of the
             close of business on this Distribution
             Date
$25,875,000.00
                                                          --
---------------

    8.  Principal Funding Account

        (a)  The principal amount on deposit in
             the Principal Funding Account on
             the related Transfer Date after
             taking into account deposits on such
             date prior to withdrawals                   $
0.00
                                                          --
---------------

        (b)  The Accumulation Shortfall with
             respect to the related Monthly
             Period                                      $
0.00
                                                          --
---------------

        (c)  The Principal Funding Investment
             Proceeds deposited in the Finance
             Charge Account on the related
             Transfer Date                               $
0.00
                                                          --
---------------

        (d)  The Principal Funding Investment
             Shortfall deposited in the Finance
             Charge Account on the related
             Transfer Date from the Reserve Account      $
0.00
                                                          --
---------------

    9.  Available Funds

        (a)  The amount of Class A Available Funds
             on deposit in the Finance Charge Account
             on the related Transfer Date
$7,364,483.59
                                                          --
---------------

        (b)  The amount of Class B Available Funds
             on deposit in the Finance Charge Account
             on the related Transfer Date
$379,839.34
                                                          --
---------------



        (c)  The amount of Collateral Available
             Funds on deposit in the Finance Charge
             Account on the related Transfer Date
$717,473.71
                                                          --
---------------

    10.  Collection of Finance Charge Receivables

        (a)  The aggregate amount of Collections
             of Finance Charge Receivables and Annual
             Membership Fees processed during the
             related Monthly Period, any Principal
             Investment Proceeds and amounts, if any,
             withdrawn from the Reserve Account and
             the Net Swap Receipt, if any, allocated
             in respect of the Class A Certificates
$7,677,139.84
                                                          --
---------------

        (b)  The aggregate amount of Collections of
             Finance Charge Receivables and Annual
             Membership Fees processed during the
             related Monthly Period which were
             allocated in respect of the Class B
             Certificates
$396,011.22
                                                          --
---------------

        (c)  The aggregate amount of Collections of
             Finance Charge Receivables and Annual
             Membership Fees processed during the
             related Monthly Period which were
             allocated in respect of the Collateral
             Interest
$748,020.58
                                                          --
---------------

    11.  Swap Cash Flows

        (a)  The amount of the Net Swap Receipt
             for the related Transfer Date
$20,927.12
                                                          --
---------------
        (b)  The amount of the Net Swap Payment
             for the related Transfer Date               $
0.00
                                                          --
---------------

    12.  Portfolio Yield

        (a)  The Portfolio Yield for the related
             Monthly Period
13.76%

-------

        (b)  The Portfolio Adjusted Yield
4.36%

-------



C.  Floating Rate Determinations


    LIBOR rates for the Interest Period of
    October 15, 1997 through November 16, 1997:   5.62500%
-----------

D.  Information regarding the status of the
    Interest Rate Swap and the Swap Counterparty

    1.  The Mark-to-Market Amount, if any, for the
        related Monthly Period.                           $
N/A
                                                           -
---------------

    2.  Has the Interest Reserve Account been
        established?
No

------

    3.  Has the Interest Reserve Account been
        funded?
No

------

    4.  The aggregate amount of funds withdrawn from
        the Interest Reserve Account, if any              $
0.00
                                                           -
---------------

    5.  How many funds withdrawn from the Interest
        Reserve Account were utilized?

        none

    6.  Has the Interest Rate Swap been Terminated?
No

-------

    7.  Long Term Credit Rating of the Swap Counterparty
AAA/Aaa

-------


                                            MBNA AMERICA
BANK,
                                            NATIONAL
ASSOCIATION,
                                            Servicer



                                            By:  Marguerite
M. Boylan
                                            Name:
Marguerite Boylan
                                            Title:  First
Vice President